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                                  EXHIBIT 10.12

                  ($12,500,000 AMENDED AND RESTATED SHORT FORM
                     DEBENTURE DATED AS OF JUNE 28, 2002.)

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                      $12,500,000 AMENDED AND RESTATED
AS OF JUNE 28, 2002         SHORT FORM DEBENTURE          ANDOVER, MASSACHUSETTS

          This Amended and Restated Short Form Debenture ("TEGCO AMENDED DEBENTURE") is issued in connection with that certain Debenture Purchase and Subordination Agreement, dated as of June 28, 2002 (the "DEBENTURE PURCHASE AGREEMENT"), between Private Investment Bank Limited, Nassau, Bahamas or its affiliates, acting in its name but on behalf and at the exclusive risk of certain of Private Investment Bank Limited's clients (collectively "PIBL"), and TEGCO Investments, LLC, a Delaware limited liability company ("TEGCO"), a copy of which is attached hereto as EXHIBIT A and incorporated herein by this reference, and pursuant to that certain Amendment Agreement, dated as of even date herewith (the "AMENDMENT AGREEMENT"; capitalized terms used herein and without definition shall have the meanings ascribed to them in the Amendment Agreement), by and among PIBL, Med Diversified, Inc., a Nevada corporation ("MED"), American Reimbursement, LLC, a Delaware limited liability company, TEGCO and the Med Subsidiaries, a copy of which is attached hereto as EXHIBIT B and incorporated herein by this reference.

          This TEGCO Amended Debenture replaces and amends and restates in its entirety that certain Short Form Debenture dated December 28, 2001 regarding the advance made on December 28, 2001 of US$12,500,000 (the "PRINCIPAL SUM") by PIBL to MED, a copy of which is attached hereto as EXHIBIT C and incorporated herein by this reference (the "ORIGINAL DEBENTURE"), which was transferred by PIBL to TEGCO pursuant to the Debenture Purchase Agreement.

          This TEGCO Amended Debenture shall be subject to the following terms and conditions and the parties executing this Amended Debenture shall be obligated to perform in accordance with such terms and conditions:

          1. TERMS OF PAYMENT. This TEGCO Amended Debenture shall have a final maturity date of June 29, 2004 (the "TERM"). MED shall repay the Principal Sum to TEGCO or its designee on the last day of the Term. MED shall pay to TEGCO or its designees interest on the Principal Sum at the rate of seven percent (7%) per annum, which interest shall be payable quarterly in arrears as of the last Business Day (as defined below) of each March, June, September and December during the Term, subject to default interest at an additional 100 basis points (1% per annum) during the continuation of any Event of Default.

          2. TRANSFERABILITY. The parties agree that, subject to the restrictions set forth in Section 8, and to any restrictions imposed under the Securities Act of 1933, as amended, and other applicable securities laws, this TEGCO Amended Debenture is transferable by TEGCO or any other holder of this TEGCO Amended Debenture from time to time (each such holder, individually, a "HOLDER" and all such holders, collectively, the "HOLDERS").

          3. SUBORDINATION. MED and the Holder hereby agree with PIBL, for themselves and their respective successors and assigns, that the payment in respect of this TEGCO Amended Debenture is and shall be expressly "subordinate and junior in right of payment" (as defined below) to the prior payment in full of all the Amended Debentures issued by MED for the benefit of PIBL pursuant to the Amendment Agreement, to the extent and in the manner hereinafter set forth.

          The subordination provisions in this TEGCO Amended Debenture are for the benefit of and may be enforceable directly by the holders of Amended Debentures or by PIBL for their benefit, and each such holder and PIBL shall be deemed to have acquired such Amended Debentures in reliance upon such subordination provisions.

          The Holder agrees that so long as any Amended Debentures are outstanding, it will not exercise any rights it may have under this TEGCO Amended Debenture, or to accelerate, sue for or collect the obligations of

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MED with respect to this TEGCO Amended Debenture, or to realize upon any assets of MED or to attach, levy upon or execute against any assets of MED, or to initiate any bankruptcy proceedings of MED.

          Upon any payment or distribution of all or any of the assets or securities of MED or any of its subsidiaries of any kind or character, whether in cash, property or securities, whether made pursuant to a bankruptcy, insolvency, reorganization or similar proceeding relative to MED or any of its subsidiaries or any of their respective properties, or a distribution of proceeds of or upon sale of all or any part of MED or any of its subsidiaries or any of their respective assets, then in such event:

          (i) the holders of Amended Debentures shall be entitled to receive payment in full, in cash, as provided herein of all amounts due or to become due on or in respect of all Amended Debentures before any payment is made on account of or applied to this TEGCO Amended Debenture.

          (ii) any payment or distribution of assets of MED or any of its subsidiaries of any kind or character, whether in cash, property or securities (including any payment or other distribution that may be payable by reason of the payment of any other indebtedness of MED or any of its subsidiaries being subordinated to the payment of this TEGCO Amended Debenture), to which the Holder would be entitled except for the subordination provisions of this TEGCO Amended Debenture, shall be paid or delivered by any debtor, custodian, receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, directly to PIBL for application to the payment or prepayment of all such Amended Debentures remaining unpaid to the extent necessary to pay all such Amended Debentures in full, after giving effect to any concurrent payment or distribution to such holders of Amended Debentures; and

          (iii) in the event that, notwithstanding the foregoing subordination provisions of this TEGCO Amended Debenture, the Holder shall have received any payment or distribution with respect to this TEGCO Amended Debenture contrary to such foregoing subordination provisions, then and in such event such payment or distribution shall be held in trust for the benefit of, an shall be immediately paid or delivered by the Holder to PIBL for application to the payment or prepayment of all Amended Debentures remaining unpaid, to the extent necessary to pay all such Amended Debentures in full, after giving effect to any concurrent payment or distribution to such holders of Amended Debentures.

          So long as any Amended Debentures are outstanding, the Holder shall be subrogated to the rights of the holders of Amended Debentures to receive payments or distributions of assets of MED or any of its subsidiaries made on account of the Amended Debentures until the Amended Debentures are paid in full, in cash, and for purposes of such subrogation, no payment or distribution to the holders of Amended Debentures of assets, whether in cash, property or securities, distributable to the holders of Amended Debentures under the provisions hereof to which the Holder would be entitled except for the subordination provisions of this TEGCO Amended Debenture, and no payment pursuant to the subordination provisions of this TEGCO Amended Debenture to the holders of Amended Debentures by the Holder shall, as between MED or any of its subsidiaries, their respective creditors other than the holders of Amended Debentures, and the Holder, be deemed to be a payment by MED or such MED subsidiary to or on account of such Amended Debentures, it being understood that the subordination provisions of this TEGCO Amended Debenture are, and are intended, solely for the purpose of defining the relative rights of the Holder, on the one hand, and the holders of Amended Debentures, on the other hand.

          So long as any Amended Debentures remain outstanding, none of MED or its subsidiaries and the Holder will (i) establish a sinking fund for the payment or prepayment of or otherwise arrange for the defeasance of this TEGCO Amended Debenture, or (ii) amend, modify or alter in any way the terms of this TEGCO Amended Debenture. The Holder agrees that it will not challenge, object to or in any respect inhibit or otherwise interfere with the enforcement by PIBL of any of its rights or remedies in respect of the Amended Debentures.

          Neither PIBL nor any holder of Amended Debentures shall have any liability whatsoever to the Holder with respect to, and the Holder waives any claim or defense which it may now or hereafter have against PIBL or any holder of Amended Debentures arising from (i) any and all actions which PIBL or the holders of Amended Debentures take or omit to take (including, without limitation, actions with respect to the creation,

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perfection or continuation of liens upon any collateral securing any of the
Amended Debentures, actions with respect to the occurrence of any default under any Amended Debentures, actions with respect to the foreclosure upon, sale, release of, depreciation of or failure to realize upon any of such collateral, and actions with respect to the collection of any claim for all or any part of the Amended Debentures from any account debtor, guarantor or any other person) with respect to the Amended Debentures or the valuation, use, protection or release of any collateral now or hereafter securing same; (ii) any right, now or hereafter existing, to require PIBL or the holders of Amended Debentures to proceed against or exhaust any collateral at any time securing the Amended Debentures or to marshal any assets in favor of the Holder; (iii) any notice of the incurrence or increase of Amended Debentures, it being understood that PIBL or the holders of Amended Debentures may make advances now or hereafter relating to the Amended Debentures, without notice to or authorization from the Holder, in reliance upon the agreements set forth in this TEGCO Amended Debenture, including but not limited to the provisions of the immediately following paragraph; or (iv) any defense based upon or arising by reason of (A) any disability or other defense of MED or any other person or entity, or (B) any lack of authority of any agent or any other person or entity acting or purporting to act on behalf of MED or the Holder, or (C) any failure by PIBL or any holder of Amended Debentures to properly perfect any lien in any asset of any of the Med Subsidiaries or other obligor.

          PIBL or the holders of the Amended Debentures may, at any time and from time to time, without the consent of or notice to the Holder, without incurring responsibility to the Holder, and without impairing or releasing any of their rights, or any of the obligations of the Holder hereunder, do any of the following:

          (i) change the amount, manner, place, or terms of payment or change or extend the time of payment of or increase, renew or alter the Amended Debentures, or any part thereof, or enter into or amend in any manner any agreement (including any related loan agreement, promissory notes and collateral documents) relating to the Amended Debentures;

          (ii) sell, exchange, release, or otherwise deal with all or any part of any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Amended Debentures, or any part thereof;

          (iii) release anyone liable in any manner for the payment or collection of the Amended Debentures, or any part thereof or waive any rights against any person;

          (iv) exercise or refrain from exercising any rights against MED and its subsidiaries; and

          (v) apply any sums, by whomsoever paid or however realized, to the Amended Debentures.

          The Holder will advise any future holder that this TEGCO Amended Debenture is subordinated to the Amended Debentures in the manner and to the extent set forth herein, and will place a legend on each note issued in exchange or substitution for this TEGCO Amended Debenture (whether upon transfer or otherwise), indicating that such note, instrument, agreement and/or document is subject to the foregoing subordination provisions, and that by accepting or holding such other note, each holder is bound by the terms of such subordination provisions to the same extent that the Holder is bound.

          4. LOSS, THEFT, DESTRUCTION OR MUTILATION OF AMENDED DEBENTURE. Upon receipt by MED of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this TEGCO Amended Debenture, and in case of loss, theft or destruction, of indemnity reasonably satisfactory to it, and upon surrender and cancellation of this TEGCO Amended Debenture, if mutilated, MED will make and deliver a new debenture identical in tenor and date in lieu of this TEGCO Amended Debenture.

          5. COMPUTATION OF INTEREST. The amount of interest payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year. The amount of interest payable for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months.

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          6.    DEFINITIONS.

                "BUSINESS DAY" means any day other than a Saturday or Sunday or a day on which banking institutions in New York City are authorized or required by law or executive order to remain closed.

                "SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT" shall mean that the Holder shall not have any claim to the assets of MED or any MED subsidiary on a parity with or prior to the claim of any holder of any of the Amended Debentures. So long as the Amended Debentures are outstanding, the Holder will not take, retain, permit to exist, demand or receive from MED or any MED subsidiary, and MED will not allow any MED subsidiary to make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner,
(i) payment of the whole or any part of this TEGCO Amended Debenture (whether in respect of principal, interest or any other amount, and whether prior to, at or after the scheduled maturity hereof), except as permitted pursuant to Section 1 of this TEGCO Amended Debenture, (ii) any security or collateral for the whole or any part of this TEGCO Amended Debenture or (iii) any guaranty of the whole or any part of this TEGCO Amended Debenture. MED expressly agrees that it will not make or allow any MED subsidiary to make any payment in respect of this TEGCO Amended Debenture except to the extent expressly permitted by Section 1 of this TEGCO Amended Debenture, or take any other action, in contravention of the subordination provisions of this TEGCO Amended Debenture.

          7. INTERPRETATION. The validity, interpretation and performance of this TEGCO Amended Debenture shall be construed under and controlled by the laws of the State of New York, without regard to choice-of-law principles.

          8. COUNTERPARTS. This TEGCO Amended Debenture may be executed in counterparts, each of which shall be deemed to be an original, but which together shall be deemed to constitute a single document. Copies of the Agreement shall have the same effect and enforceability as the original.

          9.    LEGEND.

     THIS TEGCO AMENDED DEBENTURE HAS NOT BEEN REGISTERED UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED ("THE ACT") OR ANY STATE SECURITIES LAW. THE AMENDED DEBENTURE HAS BEEN ACQUIRED FOR INVESTMENT AND NEITHER SAID TEGCO AMENDED DEBENTURE NOR ANY INTEREST THEREIN MAY BE TRANSFERRED, SOLD OR OFFERED FOR SALE UNLESS (1) THERE IS AN EFFECTIVE REGISTRATION STATEMENT FOR THE TEGCO AMENDED DEBENTURE AS A SECURITY UNDER THE ACT AND QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAW, OR (2) SUCH TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 UNDER THE ACT AND PURSUANT TO QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAW OR EXEMPTION THEREFROM, OR (3) THERE IS AN OPINION OF COUNSEL SATISFACTORY TO MED THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED AS TO SAID TRANSFER, SALE OR OFFER.

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Acknowledged, agreed to and accepted this 28th day of June, 2002, at Andover,
Massachusetts.

TEGCO INVESTMENTS, LLC                      MED DIVERSIFIED, INC.


By:                                         By:
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